EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2017

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28
Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 279–285 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 168-172 and pages 173-175, respectively, of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q17 Change					2017 Change
SELECTED INCOME STATEMENT DATA	3Q17		2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017		2016	2016
Reported Basis
Total net revenue	$25,326		$25,470	$24,675	$23,376	$24,673	(1)%	3%	$75,471		$72,292	4%
Total noninterest expense	14,318		14,506	15,019	13,833	14,463	(1)	(1)	43,843		41,938	5
Pre-provision profit	11,008		10,964	9,656	9,543	10,210	—	8	31,628		30,354	4
Provision for credit losses	1,452		1,215	1,315	864	1,271	20	14	3,982		4,497	(11)
NET INCOME	6,732		7,029	6,448	6,727	6,286	(4)	7	20,209		18,006	12

Managed Basis (a)
Total net revenue	26,200		26,405	25,586	24,333	25,512	(1)	3	78,191		74,809	5
Total noninterest expense	14,318		14,506	15,019	13,833	14,463	(1)	(1)	43,843		41,938	5
Pre-provision profit	11,882		11,899	10,567	10,500	11,049	—	8	34,348		32,871	4
Provision for credit losses	1,452		1,215	1,315	864	1,271	20	14	3,982		4,497	(11)
NET INCOME	6,732		7,029	6,448	6,727	6,286	(4)	7	20,209		18,006	12

EARNINGS PER SHARE DATA
Net income: Basic	$1.77		$1.83	$1.66	$1.73	$1.60	(3)	11	$5.26		$4.51	17
Diluted	1.76		1.82	1.65	1.71	1.58	(3)	11	5.22		4.48	17
Average shares: Basic	3,534.7		3,574.1	3,601.7	3,611.3	3,637.7	(1)	(3)	3,570.9		3,674.6	(3)
Diluted	3,559.6		3,599.0	3,630.4	3,646.6	3,669.8	(1)	(3)	3,597.0		3,704.5	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$331,393		$321,633	$312,078	$307,295	$238,277	3	39	$331,393		$238,277	39
Common shares at period-end	3,469.7		3,519.0	3,552.8	3,561.2	3,578.3	(1)	(3)	3,469.7		3,578.3	(3)
Closing share price (b)	$95.51		$91.40	$87.84	$86.29	$66.59	4	43	$95.51		$66.59	43
Book value per share	66.95		66.05	64.68	64.06	63.79	1	5	66.95		63.79	5
Tangible book value per share (“TBVPS”) (c)	54.03		53.29	52.04	51.44	51.23	1	5	54.03		51.23	5
Cash dividends declared per share	0.56	(f)	0.50	0.50	0.48	0.48	12	17	1.56		1.40	11

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	11%		12%	11%	11%	10%			11%		10%
Return on tangible common equity (“ROTCE”) (c)	13		14	13	14	13			14		13
Return on assets	1.04		1.10	1.03	1.06	1.01			1.06		0.99

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	12.6%	(g)	12.6%	12.5%	12.4%	12.0%			12.6%	(g)	12.0%
Tier 1 capital ratio	14.3	(g)	14.4	14.3	14.1	13.6			14.3	(g)	13.6
Total capital ratio	16.1	(g)	16.0	15.6	15.5	15.1			16.1	(g)	15.1
Tier 1 leverage ratio	8.4	(g)	8.5	8.4	8.4	8.5			8.4	(g)	8.5

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price is from the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(f)	On June 28, 2017, the Board of Directors increased the quarterly common stock dividend from $0.50 to $0.56 per share.

(g)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,563,074	$2,563,174	$2,546,290	$2,490,972	$2,521,029	—%	2%	$2,563,074	$2,521,029	2%
Loans:
Consumer, excluding credit card loans	369,601	365,371	367,055	364,644	363,796	1	2	369,601	363,796	2
Credit card loans	141,313	140,141	135,016	141,816	133,435	1	6	141,313	133,435	6
Wholesale loans	402,847	403,255	393,903	388,305	390,823	—	3	402,847	390,823	3
Total Loans	913,761	908,767	895,974	894,765	888,054	1	3	913,761	888,054	3
Core loans (a)	843,432	834,935	812,119	806,152	795,077	1	6	843,432	795,077	6
Core loans (average) (a)	837,522	824,583	805,382	799,698	779,383	2	7	822,611	759,207	8

Deposits:
U.S. offices:
Noninterest-bearing	390,863	394,921	400,439	400,831	409,912	(1)	(5)	390,863	409,912	(5)
Interest-bearing	783,233	781,709	775,258	737,949	722,294	—	8	783,233	722,294	8
Non-U.S. offices:
Noninterest-bearing	17,907	17,152	16,456	14,764	15,815	4	13	17,907	15,815	13
Interest-bearing	247,024	245,691	230,846	221,635	228,117	1	8	247,024	228,117	8
Total deposits	1,439,027	1,439,473	1,422,999	1,375,179	1,376,138	—	5	1,439,027	1,376,138	5

Long-term debt (b)	288,582	292,973	289,492	295,245	309,418	(1)	(7)	288,582	309,418	(7)
Common stockholders’ equity	232,314	232,415	229,795	228,122	228,263	—	2	232,314	228,263	2
Total stockholders’ equity	258,382	258,483	255,863	254,190	254,331	—	2	258,382	254,331	2

Loans-to-deposits ratio	63%	63%	63%	65%	65%			63%	65%

Headcount	251,503	249,257	246,345	243,355	242,315	1	4	251,503	242,315	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (c)	$30	$27	$25	$40	$43	11	(30)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$12,033	$11,412	$10,970	$11,019	$11,328	5	6	$34,415	$33,896	2
Corporate & Investment Bank	8,590	8,889	9,536	8,461	9,455	(3)	(9)	27,015	26,755	1
Commercial Banking	2,146	2,088	2,018	1,963	1,870	3	15	6,252	5,490	14
Asset & Wealth Management	3,245	3,212	3,087	3,087	3,047	1	6	9,544	8,958	7
Corporate	186	804	(25)	(197)	(188)	(77)	NM	965	(290)	NM
TOTAL NET REVENUE	$26,200	$26,405	$25,586	$24,333	$25,512	(1)	3	$78,191	$74,809	5

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,553	$2,223	$1,988	$2,364	$2,204	15	16	$6,764	$7,350	(8)
Corporate & Investment Bank	2,546	2,710	3,241	3,431	2,912	(6)	(13)	8,497	7,384	15
Commercial Banking	881	902	799	687	778	(2)	13	2,582	1,970	31
Asset & Wealth Management	674	624	385	586	557	8	21	1,683	1,665	1
Corporate	78	570	35	(341)	(165)	(86)	NM	683	(363)	NM
NET INCOME	$6,732	$7,029	$6,448	$6,727	$6,286	(4)	7	$20,209	$18,006	12

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $221.7 billion, $221.0 billion, $212.0 billion, $212.6 billion and $226.8 billion for the periods ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

(c)
The Firm refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. This refinement is intended to more appropriately reflect the risk exposure from certain asset-backed products. In the absence of this refinement, the average Total VaR would have been higher by the following amounts: $4 million, $6 million and $3 million for the three months ended September 30, 2017, June 30, 2017 and March 31, 2017, respectively. For information regarding CIB VaR, see page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
REVENUE	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
Investment banking fees	$1,843	$1,810	$1,817	$1,605	$1,866	2%	(1)%	$5,470	$4,843	13%
Principal transactions	2,721	3,137	3,582	2,460	3,451	(13)	(21)	9,440	9,106	4
Lending- and deposit-related fees	1,497	1,482	1,448	1,484	1,484	1	1	4,427	4,290	3
Asset management, administration and commissions	3,846	3,824	3,677	3,689	3,597	1	7	11,347	10,902	4
Securities gains/(losses)	(1)	(34)	(3)	5	64	97	NM	(38)	136	NM
Mortgage fees and related income	429	404	406	511	624	6	(31)	1,239	1,980	(37)
Card income	1,242	1,167	914	918	1,202	6	3	3,323	3,861	(14)
Other income	951	1,472	770	951	782	(35)	22	3,193	2,844	12
Noninterest revenue	12,528	13,262	12,611	11,623	13,070	(6)	(4)	38,401	37,962	1
Interest income	16,687	15,650	15,042	14,466	14,070	7	19	47,379	41,435	14
Interest expense	3,889	3,442	2,978	2,713	2,467	13	58	10,309	7,105	45
Net interest income	12,798	12,208	12,064	11,753	11,603	5	10	37,070	34,330	8
TOTAL NET REVENUE	25,326	25,470	24,675	23,376	24,673	(1)	3	75,471	72,292	4

Provision for credit losses	1,452	1,215	1,315	864	1,271	20	14	3,982	4,497	(11)

NONINTEREST EXPENSE
Compensation expense	7,646	7,706	8,201	6,872	7,669	(1)	—	23,553	23,107	2
Occupancy expense	930	912	961	957	899	2	3	2,803	2,681	5
Technology, communications and equipment expense	1,972	1,870	1,828	1,822	1,741	5	13	5,670	5,024	13
Professional and outside services	1,705	1,644	1,543	1,742	1,665	4	2	4,892	4,913	—
Marketing	710	756	713	697	825	(6)	(14)	2,179	2,200	(1)
Other expense (a)	1,355	1,618	1,773	1,743	1,664	(16)	(19)	4,746	4,013	18
TOTAL NONINTEREST EXPENSE	14,318	14,506	15,019	13,833	14,463	(1)	(1)	43,843	41,938	5
Income before income tax expense	9,556	9,749	8,341	8,679	8,939	(2)	7	27,646	25,857	7
Income tax expense	2,824	2,720	1,893	1,952	2,653	4	6	7,437	7,851	(5)
NET INCOME	$6,732	$7,029	$6,448	$6,727	$6,286	(4)	7	$20,209	$18,006	12

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.77	$1.83	$1.66	$1.73	$1.60	(3)	11	$5.26	$4.51	17
Diluted earnings per share	1.76	1.82	1.65	1.71	1.58	(3)	11	5.22	4.48	17

FINANCIAL RATIOS
Return on common equity (b)	11%	12%	11%	11%	10%			11%	10%
Return on tangible common equity (b)(c)	13	14	13	14	13			14	13
Return on assets (b)	1.04	1.10	1.03	1.06	1.01			1.06	0.99
Effective income tax rate	29.6	27.9	22.7	22.5	29.7			26.9	30.4
Overhead ratio	57	57	61	59	59			58	58

(a)
Included Firmwide legal expense/(benefit) of $(107) million, $61 million, $218 million, $230 million and $(71) million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively: and $172 million and $(547) million for the nine months ended September 30, 2017 and 2016, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Sep 30, 2017
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2017	2017	2017	2016	2016	2017	2016
ASSETS
Cash and due from banks	$21,994	$21,781	$20,484	$23,873	$21,390	1%	3%
Deposits with banks	435,810	427,380	439,911	365,762	396,200	2	10
Federal funds sold and securities purchased under
resale agreements	185,454	218,570	190,566	229,967	232,637	(15)	(20)
Securities borrowed	101,680	90,654	92,309	96,409	109,197	12	(7)
Trading assets:
Debt and equity instruments	362,158	350,558	346,450	308,052	309,258	3	17
Derivative receivables	58,260	56,506	56,063	64,078	65,579	3	(11)
Securities	263,288	263,458	281,850	289,059	272,401	—	(3)
Loans	913,761	908,767	895,974	894,765	888,054	1	3
Less: Allowance for loan losses	13,539	13,363	13,413	13,776	14,204	1	(5)
Loans, net of allowance for loan losses	900,222	895,404	882,561	880,989	873,850	1	3
Accrued interest and accounts receivable	61,757	64,038	60,038	52,330	64,333	(4)	(4)
Premises and equipment	14,218	14,206	14,227	14,131	14,208	—	—
Goodwill	47,309	47,300	47,292	47,288	47,302	—	—
Mortgage servicing rights	5,738	5,753	6,079	6,096	4,937	—	16
Other intangible assets	808	827	847	862	887	(2)	(9)
Other assets	104,378	106,739	107,613	112,076	108,850	(2)	(4)
TOTAL ASSETS	$2,563,074	$2,563,174	$2,546,290	$2,490,972	$2,521,029	—	2

LIABILITIES
Deposits	$1,439,027	$1,439,473	$1,422,999	$1,375,179	$1,376,138	—	5
Federal funds purchased and securities loaned or sold
under repurchase agreements	169,393	165,621	183,316	165,666	168,491	2	1
Commercial paper	24,248	22,207	14,908	11,738	12,258	9	98
Other borrowed funds	29,719	30,936	24,342	22,705	24,479	(4)	21
Trading liabilities:
Debt and equity instruments	89,089	91,628	90,913	87,428	95,126	(3)	(6)
Derivative payables	39,446	41,795	44,575	49,231	48,143	(6)	(18)
Accounts payable and other liabilities	196,764	189,160	183,200	190,543	190,412	4	3
Beneficial interests issued by consolidated VIEs	28,424	30,898	36,682	39,047	42,233	(8)	(33)
Long-term debt	288,582	292,973	289,492	295,245	309,418	(1)	(7)
TOTAL LIABILITIES	2,304,692	2,304,691	2,290,427	2,236,782	2,266,698	—	2

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,697	90,604	90,395	91,627	92,103	—	(2)
Retained earnings	175,827	171,488	166,663	162,440	157,870	3	11
Accumulated other comprehensive income/(loss)	(309)	(392)	(923)	(1,175)	1,474	21	NM
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(37,985)	(33,369)	(30,424)	(28,854)	(27,268)	(14)	(39)
TOTAL STOCKHOLDERS’ EQUITY	258,382	258,483	255,863	254,190	254,331	—	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,563,074	$2,563,174	$2,546,290	$2,490,972	$2,521,029	—	2

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
AVERAGE BALANCES	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
ASSETS
Deposits with banks	$455,255	$437,637	$422,169	$415,817	$409,176	4%	11%	$438,475	$384,217	14%
Federal funds sold and securities purchased under
resale agreements	188,594	193,302	196,965	217,907	196,657	(2)	(4)	192,922	201,157	(4)
Securities borrowed	95,597	90,151	95,372	103,928	102,790	6	(7)	93,708	102,640	(9)
Trading assets - debt instruments	240,876	234,809	225,801	218,272	219,816	3	10	233,884	214,656	9
Securities	261,117	274,695	285,565	280,087	272,993	(5)	(4)	273,703	279,152	(2)
Loans	909,580	904,969	891,904	890,511	874,396	1	4	902,216	858,275	5
Other assets (a)	43,155	41,546	43,136	39,025	40,665	4	6	42,612	40,036	6
Total interest-earning assets	2,194,174	2,177,109	2,160,912	2,165,547	2,116,493	1	4	2,177,520	2,080,133	5
Trading assets - equity instruments	119,463	126,127	115,284	98,427	98,714	(5)	21	120,307	94,555	27
Trading assets - derivative receivables	59,839	58,250	61,400	70,580	72,520	3	(17)	59,824	71,004	(16)
All other noninterest-earning assets	195,755	197,750	195,566	197,903	189,235	(1)	3	196,358	192,142	2
TOTAL ASSETS	$2,569,231	$2,559,236	$2,533,162	$2,532,457	$2,476,962	—	4	$2,554,009	$2,437,834	5
LIABILITIES
Interest-bearing deposits	$1,029,534	$1,006,008	$986,015	$959,779	$932,738	2	10	$1,007,345	$913,682	10
Federal funds purchased and securities loaned or
sold under repurchase agreements	181,851	196,331	189,611	186,579	180,098	(7)	1	189,236	176,081	7
Commercial paper	23,022	19,466	13,364	11,263	13,798	18	67	18,653	16,257	15
Trading liabilities - debt, short-term and other liabilities (b)	198,674	197,066	199,981	202,979	196,247	1	1	198,569	197,537	1
Beneficial interests issued by consolidated VIEs	29,832	34,083	38,775	39,985	42,462	(12)	(30)	34,197	40,245	(15)
Long-term debt	294,626	295,868	292,224	301,989	300,295	—	(2)	294,248	293,418	—
Total interest-bearing liabilities	1,757,539	1,748,822	1,719,970	1,702,574	1,665,638	—	6	1,742,248	1,637,220	6
Noninterest-bearing deposits	401,489	404,121	405,548	414,266	405,237	(1)	(1)	403,704	398,814	1
Trading liabilities - equity instruments	20,905	19,346	21,072	21,411	22,262	8	(6)	20,441	20,511	—
Trading liabilities - derivative payables	44,627	44,740	48,373	54,548	54,552	—	(18)	45,900	56,390	(19)
All other noninterest-bearing liabilities	86,742	85,939	84,428	87,180	77,116	1	12	85,711	74,797	15
TOTAL LIABILITIES	2,311,302	2,302,968	2,279,391	2,279,979	2,224,805	—	4	2,298,004	2,187,732	5
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—	26,068	26,068	—
Common stockholders’ equity	231,861	230,200	227,703	226,410	226,089	1	3	229,937	224,034	3
TOTAL STOCKHOLDERS’ EQUITY	257,929	256,268	253,771	252,478	252,157	1	2	256,005	250,102	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,569,231	$2,559,236	$2,533,162	$2,532,457	$2,476,962	—	4	$2,554,009	$2,437,834	5

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	1.09%	0.92%	0.69%	0.47%	0.44%			0.91%	0.48%
Federal funds sold and securities purchased under
resale agreements	1.31	1.10	1.08	1.04	1.14			1.16	1.13
Securities borrowed (d)	—	(0.09)	(0.19)	(0.20)	(0.35)			(0.09)	(0.36)
Trading assets - debt instruments	3.25	3.13	3.38	3.40	3.46			3.25	3.43
Securities	3.10	3.11	3.01	2.87	2.95			3.07	2.96
Loans	4.62	4.46	4.47	4.30	4.23			4.52	4.24
Other assets (a)	4.83	4.28	3.21	2.57	2.14			4.11	2.08
Total interest-earning assets	3.07	2.95	2.88	2.71	2.70			2.97	2.72

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.32	0.25	0.20	0.16	0.15			0.26	0.14
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.98	0.79	0.63	0.56	0.63			0.80	0.63
Commercial paper	1.43	1.29	1.22	1.09	0.97			1.33	0.86
Trading liabilities - debt, short-term and other liabilities (b)	1.27	1.12	0.89	0.67	0.58			1.09	0.56
Beneficial interests issued by consolidated VIEs	1.62	1.51	1.41	1.37	1.26			1.51	1.22
Long-term debt	2.37	2.29	2.21	2.06	1.84			2.29	1.82
Total interest-bearing liabilities	0.88	0.79	0.70	0.63	0.59			0.79	0.58

INTEREST RATE SPREAD	2.19%	2.16%	2.18%	2.08%	2.11%			2.18%	2.14%
NET YIELD ON INTEREST-EARNING ASSETS	2.37%	2.31%	2.33%	2.22%	2.24%			2.34%	2.26%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
OTHER INCOME
Other income - reported	$951	$1,472	$770	$951	$782	(35)%	22%	$3,193	$2,844	12%
Fully taxable-equivalent adjustments (a)	555	596	582	645	540	(7)	3	1,733	1,620	7
Other income - managed	$1,506	$2,068	$1,352	$1,596	$1,322	(27)	14	$4,926	$4,464	10

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$12,528	$13,262	$12,611	$11,623	$13,070	(6)	(4)	$38,401	$37,962	1
Fully taxable-equivalent adjustments (a)	555	596	582	645	540	(7)	3	1,733	1,620	7
Total noninterest revenue - managed	$13,083	$13,858	$13,193	$12,268	$13,610	(6)	(4)	$40,134	$39,582	1

NET INTEREST INCOME
Net interest income - reported	$12,798	$12,208	$12,064	$11,753	$11,603	5	10	$37,070	$34,330	8
Fully taxable-equivalent adjustments (a)	319	339	329	312	299	(6)	7	987	897	10
Net interest income - managed	$13,117	$12,547	$12,393	$12,065	$11,902	5	10	$38,057	$35,227	8

TOTAL NET REVENUE
Total net revenue - reported	$25,326	$25,470	$24,675	$23,376	$24,673	(1)	3	$75,471	$72,292	4
Fully taxable-equivalent adjustments (a)	874	935	911	957	839	(7)	4	2,720	2,517	8
Total net revenue - managed	$26,200	$26,405	$25,586	$24,333	$25,512	(1)	3	$78,191	$74,809	5

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,008	$10,964	$9,656	$9,543	$10,210	—	8	$31,628	$30,354	4
Fully taxable-equivalent adjustments (a)	874	935	911	957	839	(7)	4	2,720	2,517	8
Pre-provision profit - managed	$11,882	$11,899	$10,567	$10,500	$11,049	—	8	$34,348	$32,871	4

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$9,556	$9,749	$8,341	$8,679	$8,939	(2)	7	$27,646	$25,857	7
Fully taxable-equivalent adjustments (a)	874	935	911	957	839	(7)	4	2,720	2,517	8
Income before income tax expense - managed	$10,430	$10,684	$9,252	$9,636	$9,778	(2)	7	$30,366	$28,374	7

INCOME TAX EXPENSE
Income tax expense - reported	$2,824	$2,720	$1,893	$1,952	$2,653	4	6	$7,437	$7,851	(5)
Fully taxable-equivalent adjustments (a)	874	935	911	957	839	(7)	4	2,720	2,517	8
Income tax expense - managed	$3,698	$3,655	$2,804	$2,909	$3,492	1	6	$10,157	$10,368	(2)

OVERHEAD RATIO
Overhead ratio - reported	57%	57%	61%	59%	59%			58%	58%
Overhead ratio - managed	55	55	59	57	57			56	56

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,033	$11,412	$10,970	$11,019	$11,328	5%	6%	$34,415	$33,896	2%
Corporate & Investment Bank	8,590	8,889	9,536	8,461	9,455	(3)	(9)	27,015	26,755	1
Commercial Banking	2,146	2,088	2,018	1,963	1,870	3	15	6,252	5,490	14
Asset & Wealth Management	3,245	3,212	3,087	3,087	3,047	1	6	9,544	8,958	7
Corporate	186	804	(25)	(197)	(188)	(77)	NM	965	(290)	NM
TOTAL NET REVENUE	$26,200	$26,405	$25,586	$24,333	$25,512	(1)	3	$78,191	$74,809	5

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,495	$6,500	$6,395	$6,303	$6,510	—	—	$19,390	$18,602	4
Corporate & Investment Bank	4,768	4,841	5,121	4,172	4,934	(2)	(3)	14,730	14,820	(1)
Commercial Banking	800	790	825	744	746	1	7	2,415	2,190	10
Asset & Wealth Management	2,181	2,192	2,580	2,175	2,130	(1)	2	6,953	6,303	10
Corporate	74	183	98	439	143	(60)	(48)	355	23	NM
TOTAL NONINTEREST EXPENSE	$14,318	$14,506	$15,019	$13,833	$14,463	(1)	(1)	$43,843	$41,938	5

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,538	$4,912	$4,575	$4,716	$4,818	13	15	$15,025	$15,294	(2)
Corporate & Investment Bank	3,822	4,048	4,415	4,289	4,521	(6)	(15)	12,285	11,935	3
Commercial Banking	1,346	1,298	1,193	1,219	1,124	4	20	3,837	3,300	16
Asset & Wealth Management	1,064	1,020	507	912	917	4	16	2,591	2,655	(2)
Corporate	112	621	(123)	(636)	(331)	(82)	NM	610	(313)	NM
PRE-PROVISION PROFIT	$11,882	$11,899	$10,567	$10,500	$11,049	—	8	$34,348	$32,871	4

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,517	$1,394	$1,430	$949	$1,294	9	17	$4,341	$3,545	22
Corporate & Investment Bank	(26)	(53)	(96)	(198)	67	51	NM	(175)	761	NM
Commercial Banking	(47)	(130)	(37)	124	(121)	64	61	(214)	158	NM
Asset & Wealth Management	8	4	18	(11)	32	100	(75)	30	37	(19)
Corporate	—	—	—	—	(1)	—	100	—	(4)	100
PROVISION FOR CREDIT LOSSES	$1,452	$1,215	$1,315	$864	$1,271	20	14	$3,982	$4,497	(11)

NET INCOME/(LOSS)
Consumer & Community Banking	$2,553	$2,223	$1,988	$2,364	$2,204	15	16	$6,764	$7,350	(8)
Corporate & Investment Bank	2,546	2,710	3,241	3,431	2,912	(6)	(13)	8,497	7,384	15
Commercial Banking	881	902	799	687	778	(2)	13	2,582	1,970	31
Asset & Wealth Management	674	624	385	586	557	8	21	1,683	1,665	1
Corporate	78	570	35	(341)	(165)	(86)	NM	683	(363)	NM
TOTAL NET INCOME	$6,732	$7,029	$6,448	$6,727	$6,286	(4)	7	$20,209	$18,006	12

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2017
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2017 Change
	2017		2017	2017	2016	2016	2017	2016	2017	2016	2016
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$187,061	(f)	$186,942	$184,337	$182,967	$181,606	—%	3%
Tier 1 capital	212,298	(f)	212,353	209,653	208,112	206,430	—	3
Total capital	242,948	(f)	243,061	240,222	239,553	241,004	—	1
Risk-weighted assets	1,486,433	(f)	1,478,816	1,468,931	1,464,981	1,480,291	1	—
CET1 capital ratio	12.6%	(f)	12.6%	12.5%	12.5%	12.3%
Tier 1 capital ratio	14.3	(f)	14.4	14.3	14.2	13.9
Total capital ratio	16.3	(f)	16.4	16.4	16.4	16.3

Advanced Transitional
CET1 capital	$187,061	(f)	186,942	184,337	182,967	181,606	—	3
Tier 1 capital	212,298	(f)	212,353	209,653	208,112	206,430	—	3
Total capital	232,599	(f)	233,345	229,436	228,592	229,324	—	1
Risk-weighted assets	1,449,048	(f)	1,459,196	1,467,992	1,476,915	1,515,177	(1)	(4)
CET1 capital ratio	12.9%	(f)	12.8%	12.6%	12.4%	12.0%
Tier 1 capital ratio	14.7	(f)	14.6	14.3	14.1	13.6
Total capital ratio	16.1	(f)	16.0	15.6	15.5	15.1

Leverage-based capital metrics
Adjusted average assets (b)	$2,521,890	(f)	$2,512,120	$2,486,114	$2,484,631	$2,427,423	—	4
Tier 1 leverage ratio	8.4%	(f)	8.5%	8.4%	8.4%	8.5%
SLR leverage exposure (c)	$3,210,599	(f)	$3,193,072	3,171,822	3,191,990	3,140,733	1	2
SLR (c)	6.6%	(f)	6.7%	6.6%	6.5%	6.6%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$232,314		$232,415	$229,795	$228,122	$228,263	—	2
Less: Goodwill	47,309		47,300	47,292	47,288	47,302	—	—
Less: Other intangible assets	808		827	847	862	887	(2)	(9)
Add: Deferred tax liabilities (e)	3,271		3,252	3,225	3,230	3,232	1	1
Total tangible common equity	$187,468		$187,540	$184,881	$183,202	$183,306	—	2

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$231,861		$230,200	$227,703	$226,410	$226,089	1	3	$229,937	$224,034	3%
Less: Goodwill	47,309		47,290	47,293	47,296	47,302	—	—	47,297	47,314	—
Less: Other intangible assets	818		838	853	873	903	(2)	(9)	836	938	(11)
Add: Deferred tax liabilities (e)	3,262		3,239	3,228	3,231	3,226	1	1	3,243	3,205	1
Total tangible common equity	$186,996		$185,311	$182,785	$181,472	$181,110	1	3	$185,047	$178,987	3

INTANGIBLE ASSETS (period-end)
Goodwill	$47,309		$47,300	$47,292	$47,288	$47,302	—	—
Mortgage servicing rights	5,738		5,753	6,079	6,096	4,937	—	16
Other intangible assets	808		827	847	862	887	(2)	(9)
Total intangible assets	$53,855		$53,880	$54,218	$54,246	$53,126	—	1

(a)
Basel III sets forth two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Dodd-Frank Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 76-85 of the 2016 Annual Report, and on pages 42–48 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q17 Change				2017 Change
	3Q17		2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,732		$7,029	$6,448	$6,727	$6,286	(4)%	7%	$20,209	$18,006	12%
Less: Preferred stock dividends	412		411	412	412	412	—	—	1,235	1,235	—
Net income applicable to common equity	6,320		6,618	6,036	6,315	5,874	(5)	8	18,974	16,771	13
Less: Dividends and undistributed earnings allocated to
participating securities	58		63	61	65	62	(8)	(6)	188	187	1
Net income applicable to common stockholders	$6,262		$6,555	$5,975	$6,250	$5,812	(4)	8	$18,786	$16,584	13

Total weighted-average basic shares outstanding	3,534.7		3,574.1	3,601.7	3,611.3	3,637.7	(1)	(3)	3,570.9	3,674.6	(3)
Net income per share	$1.77		$1.83	$1.66	$1.73	$1.60	(3)	11	$5.26	$4.51	17

Diluted earnings per share
Net income applicable to common stockholders	$6,262		$6,555	$5,975	$6,250	$5,812	(4)	8	$18,786	$16,584	13
Total weighted-average basic shares outstanding	3,534.7		3,574.1	3,601.7	3,611.3	3,637.7	(1)	(3)	3,570.9	3,674.6	(3)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	24.9		24.9	28.7	35.3	32.1	—	(22)	26.1	29.9	(13)
Total weighted-average diluted shares outstanding	3,559.6		3,599.0	3,630.4	3,646.6	3,669.8	(1)	(3)	3,597.0	3,704.5	(3)
Net income per share	$1.76		$1.82	$1.65	$1.71	$1.58	(3)	11	$5.22	$4.48	17

COMMON DIVIDENDS
Cash dividends declared per share	$0.56	(c)	$0.50	$0.50	$0.48	$0.48	12	17	$1.56	$1.40	11
Dividend payout ratio	31%		27%	30%	28%	30%			29%	31%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	51.7		35.0	32.1	29.8	35.6	48	45	118.8	110.6	7
Average price paid per share of common stock	$92.02		$86.05	$88.14	$75.56	$64.46	7	43	$89.22	$61.75	44
Aggregate repurchases of common equity	4,763		3,007	2,832	2,251	2,295	58	108	10,602	6,831	55

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.9		0.9	21.0	2.3	1.3	—	(31)	22.8	24.8	(8)
Net impact of employee issuances on stockholders’ equity (b)	$238		$270	$29	$164	$226	(12)	5	$537	$842	(36)

(a)
On June 28, 2017, the Firm announced, that it is authorized to repurchase up to $19.4 billion of common equity between July 1, 2017 and June 30, 2018, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

(c)	On June 28, 2017, the Board of Directors increased the quarterly common stock dividend from $0.50 to $0.56 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$885	$850	$812	$841	$841	4%	5%	$2,547	$2,390	7%
Asset management, administration and commissions	543	562	539	497	531	(3)	2	1,644	1,596	3
Mortgage fees and related income	428	401	406	510	624	7	(31)	1,235	1,980	(38)
Card income	1,141	1,061	817	821	1,099	8	4	3,019	3,543	(15)
All other income	901	810	743	774	773	11	17	2,454	2,303	7
Noninterest revenue	3,898	3,684	3,317	3,443	3,868	6	1	10,899	11,812	(8)
Net interest income	8,135	7,728	7,653	7,576	7,460	5	9	23,516	22,084	6
TOTAL NET REVENUE	12,033	11,412	10,970	11,019	11,328	5	6	34,415	33,896	2

Provision for credit losses	1,517	1,394	1,430	949	1,294	9	17	4,341	3,545	22

NONINTEREST EXPENSE
Compensation expense	2,554	2,511	2,533	2,468	2,453	2	4	7,598	7,255	5
Noncompensation expense (a)	3,941	3,989	3,862	3,835	4,057	(1)	(3)	11,792	11,347	4
TOTAL NONINTEREST EXPENSE	6,495	6,500	6,395	6,303	6,510	—	—	19,390	18,602	4

Income before income tax expense	4,021	3,518	3,145	3,767	3,524	14	14	10,684	11,749	(9)
Income tax expense	1,468	1,295	1,157	1,403	1,320	13	11	3,920	4,399	(11)
NET INCOME	$2,553	$2,223	$1,988	$2,364	$2,204	15	16	$6,764	$7,350	(8)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,408	$5,233	$4,906	$4,774	$4,719	3	15	$15,547	$13,885	12
Mortgage Banking	1,558	1,426	1,529	1,690	1,874	9	(17)	4,513	5,671	(20)
Card, Commerce Solutions & Auto	5,067	4,753	4,535	4,555	4,735	7	7	14,355	14,340	—

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	158	152	141	183	247	4	(36)	451	670	(33)
Net mortgage servicing revenue (b)	270	249	265	327	377	8	(28)	784	1,310	(40)
Mortgage fees and related income	$428	$401	$406	$510	$624	7	(31)	$1,235	$1,980	(38)

FINANCIAL RATIOS
ROE	19%	17%	15%	17%	16%			17%	18%
Overhead ratio	54	57	58	57	57			56	55

(a)
Included operating lease depreciation expense of $688 million, $638 million, $599 million, $549 million and $504 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and $1.9 billion and $1.4 billion for the nine months ended September 30, 2017 and 2016, respectively.

(b)
Included MSR risk management of $(23) million, $(57) million, $(52) million, $(23) million and $38 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and $(132) million and $240 million for the nine months ended September 30, 2017 and 2016, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$537,459	$529,859	$524,770	$535,310	$521,276	1%	3%	$537,459	$521,276	3%

Loans:
Consumer & Business Banking	25,275	25,044	24,386	24,307	23,846	1	6	25,275	23,846	6
Home equity	44,542	46,330	48,234	50,296	52,445	(4)	(15)	44,542	52,445	(15)
Residential mortgage	195,134	189,661	185,114	181,196	181,564	3	7	195,134	181,564	7
Mortgage Banking	239,676	235,991	233,348	231,492	234,009	2	2	239,676	234,009	2
Credit Card	141,313	140,141	135,016	141,816	133,435	1	6	141,313	133,435	6
Auto	65,102	65,627	65,568	65,814	64,512	(1)	1	65,102	64,512	1
Student	47	75	6,253	7,057	7,354	(37)	(99)	47	7,354	(99)
Total loans	471,413	466,878	464,571	470,486	463,156	1	2	471,413	463,156	2
Core loans	401,648	393,639	381,393	382,608	371,060	2	8	401,648	371,060	8

Deposits	653,460	648,369	646,962	618,337	605,117	1	8	653,460	605,117	8
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$531,959	$528,598	$532,098	$527,684	$521,882	1	2	$530,884	$512,550	4

Loans:
Consumer & Business Banking	25,166	24,725	24,359	24,040	23,678	2	6	24,753	23,227	7
Home equity	45,424	47,339	49,278	51,393	53,501	(4)	(15)	47,333	55,604	(15)
Residential mortgage	192,805	187,201	183,756	182,820	180,669	3	7	187,954	175,059	7
Mortgage Banking	238,229	234,540	233,034	234,213	234,170	2	2	235,287	230,663	2
Credit Card	141,172	138,132	137,211	136,181	132,713	2	6	138,852	129,481	7
Auto	65,175	65,474	65,315	65,286	64,068	—	2	65,321	62,998	4
Student	58	4,642	6,916	7,217	7,490	(99)	(99)	3,847	7,759	(50)
Total loans	469,800	467,513	466,835	466,937	462,119	—	2	468,060	454,128	3
Core loans	398,319	387,783	381,016	376,933	367,999	3	8	389,103	356,072	9

Deposits	645,732	639,873	622,915	607,175	593,671	1	9	636,257	579,741	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	134,553	135,453	133,590	132,802	132,092	(1)	2	134,553	132,092	2

Note: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflect a write-down of the portfolio to the estimated fair value at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q17 Change					2017 Change
	3Q17	2Q17	1Q17		4Q16	3Q16	2Q17	3Q16	2017		2016	2016
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,068	$4,124	$4,442		$4,708	$4,853	(1)%	(16)%	$4,068		$4,853	(16)%
Net charge-offs/(recoveries) (c)(d)
Consumer & Business Banking	71	56	57		77	71	27	—	184		180	2
Home equity	13	7	47		48	42	86	(69)	67		136	(51)
Residential mortgage	(2)	(4)	3		3	7	50	NM	(3)		11	NM
Mortgage Banking	11	3	50		51	49	267	(78)	64		147	(56)
Credit Card	1,019	1,037	993		914	838	(2)	22	3,049		2,528	21
Auto	116	48	81		93	79	142	47	245		192	28
Student	—	—	498	(i)	64	32	NM	NM	498	(i)	98	408
Total net charge-offs/(recoveries)	$1,217	$1,144	$1,679	(i)	$1,199	$1,069	6	14	$4,040	(i)	$3,145	28
Net charge-off/(recovery) rate (c)(d)
Consumer & Business Banking	1.12%	0.91%	0.95%		1.27%	1.19%			0.99%		1.04%
Home equity (e)	0.15	0.08	0.52		0.50	0.42			0.25		0.44
Residential mortgage (e)	—	(0.01)	0.01		0.01	0.02			—		0.01
Mortgage Banking (e)	0.02	0.01	0.10		0.10	0.10			0.04		0.10
Credit Card	2.87	3.01	2.94		2.67	2.51			2.94		2.61
Auto	0.71	0.29	0.50		0.57	0.49			0.50		0.41
Student	—	—	NM		3.53	1.70			NM		1.69
Total net charge-off/(recovery) rate (e)	1.10	1.07	1.58	(i)	1.11	1.00			1.25	(i)	1.01

30+ day delinquency rate
Mortgage Banking (f)(g)	1.03%	1.02%	1.08%		1.23%	1.27%			1.03%		1.27%
Credit Card	1.76	1.59	1.66		1.61	1.53			1.76		1.53
Auto	0.93	0.88	0.93		1.19	1.08			0.93		1.08
Student (h)	—	—	—		1.60	1.81			—		1.81
90+ day delinquency rate - Credit Card	0.86	0.80	0.87		0.81	0.75			0.86		0.75

Allowance for loan losses
Consumer & Business Banking	$796	$796	$753		$753	$703	—	13	$796		$703	13
Mortgage Banking, excluding PCI loans	1,153	1,153	1,328		1,328	1,488	—	(23)	1,153		1,488	(23)
Mortgage Banking - PCI loans (d)	2,245	2,265	2,287		2,311	2,618	(1)	(14)	2,245		2,618	(14)
Credit Card	4,684	4,384	4,034		4,034	3,884	7	21	4,684		3,884	21
Auto	499	499	474		474	474	—	5	499		474	5
Student	—	—	—		249	274	NM	NM	—		274	NM
Total allowance for loan losses (d)	$9,377	$9,097	$8,876		$9,149	$9,441	3	(1)	$9,377		$9,441	(1)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, nonaccrual loans excluded mortgage loans 90 or more days past and insured by U.S. government agencies of $4.0 billion, $4.1 billion, $4.5 billion, $5.0 billion and $5.0 billion, respectively. Student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) and 90 or more days past due were also excluded from nonaccrual loans prior to sale of the student loan portfolio in the second quarter of 2017. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs and net charge-off rates for the three and nine months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(d)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, excluded write-offs in the PCI portfolio of $20 million, $22 million, $24 million, $32 million and $36 million, respectively, and for the nine months ended September 30, 2017 and 2016 excluded $66 million and $124 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(e)
Excludes the impact of PCI loans. For the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.11%, 0.06%, 0.39%, 0.37% and 0.31%, respectively; (2) residential mortgage of -%, (0.01)%, 0.01%, 0.01% and 0.02%, respectively; (3) Mortgage Banking of 0.02%, 0.01%, 0.09%, 0.09% and 0.08%, respectively; and (4) total CCB of 1.03%, 0.99%, 1.46%, 1.02% and 0.92%, respectively. For the nine months ended September 30, 2017 and 2016, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.19% and 0.33%, respectively; (2) residential mortgage of -% and 0.01%, respectively; (3) Mortgage Banking of 0.04% and 0.09%, respectively; and (4) total CCB of 1.16% and 0.93%, respectively.

(f)
At September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, excluded mortgage loans insured by U.S. government agencies of $5.9 billion, $6.0 billion, $6.3 billion, $7.0 billion and $7.0 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(g)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.30%, 9.06%, 9.11%, 9.82% and 10.01% at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(h)
Excluded student loans insured by U.S government agencies under FFELP of $468 million and $461 million at December 31, 2016 and September 30, 2016, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(i)
Excluding net charge-offs of $467 million related to the student loan portfolio transfer, the total net charge-off rates for the three months ended March 31, 2017 and nine months ended September 30, 2017 would have been 1.14% and 1.10%, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												NINE MONTHS ENDED SEPTEMBER 30,
											3Q17 Change						2017 Change
	3Q17		2Q17		1Q17		4Q16		3Q16		2Q17	3Q16	2017		2016		2016
BUSINESS METRICS
Number of:
Branches	5,174		5,217		5,246		5,258		5,310		(1)%	(3)%	5,174		5,310		(3)%
Active digital customers (in thousands) (a)	46,349		45,876		45,463		43,836		43,657		1	6	46,349		43,657		6
Active mobile customers (in thousands) (b)	29,273		28,386		27,256		26,536		26,047		3	12	29,273		26,047		12

Debit and credit card sales volume (in billions) (c)	$231.1		$231.3		$209.4		$220.0		$207.9		—	11	$671.8		$601.6		12

Consumer & Business Banking
Average deposits	$630,351		$625,381		$609,035		$590,653		$576,573		1	9	$621,667		$564,190		10
Deposit margin	2.02%		1.96%		1.88%		1.80%		1.79%				1.95%		1.82%
Business banking origination volume	$1,654		$2,193		$1,703		$1,641		$1,803		(25)	(8)	$5,550		$5,674		(2)
Client investment assets	262,513		252,993		245,050		234,532		231,574		4	13	262,513		231,574		13

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$10.6		$9.7		$9.0		$12.7		$11.7		9	(9)	$29.3		$31.6		(7)
Correspondent	16.3		14.2		13.4		16.4		15.4		15	6	43.9		42.9		2
Total mortgage origination volume (d)	$26.9		$23.9		$22.4		$29.1		$27.1		13	(1)	$73.2		$74.5		(2)
Total loans serviced (period-end)	$821.6		$827.8		$836.3		$846.6		$863.3		(1)	(5)	$821.6		$863.3		(5)
Third-party mortgage loans serviced (period-end)	556.9		568.0		582.6		591.5		609.2		(2)	(9)	556.9		609.2		(9)
MSR carrying value (period-end)	5.7		5.8		6.1		6.1		4.9		(2)	16	5.7		4.9		16
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.02%		1.02%		1.05%		1.03%		0.80%				1.02%		0.80%
MSR revenue multiple (e)	2.91	x	2.91	x	3.00	x	2.94	x	2.29	x			2.91	x	2.29	x

Credit Card, excluding Commercial Card
Credit card sales volume (in billions)	$157.7		$156.8		$139.7		$148.5		$139.2		1	13	$454.2		$396.9		14
New accounts opened	1.9		2.1		2.5		2.7		2.7		(10)	(30)	6.5		7.7		(16)

Card Services
Net revenue rate	10.95%		10.53%		10.15%		10.14%		11.04%				10.55%		11.70%

Commerce Solutions
Merchant processing volume (in billions)	$301.6		$294.4		$274.3		$284.9		$267.2		2	13	$870.3		$778.5		12

Auto
Loan and lease origination volume (in billions)	$8.8		$8.3		$8.0		$8.0		$9.3		6	(5)	$25.1		$27.4		(8)
Average Auto operating lease assets	15,641		14,728		13,757		12,613		11,418		6	37	14,715		10,493		40

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)	The prior period amounts have been revised to conform with the current period presentation.

(d)
Firmwide mortgage origination volume was $29.2 billion, $26.2 billion, $25.6 billion, $33.5 billion and $30.9 billion for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively, and $81.0 billion and $83.9 billion for the nine months ended September 30, 2017 and 2016, respectively.

(e)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Investment banking fees	$1,819	$1,803	$1,812	$1,612	$1,855	1%	(2)%	$5,434	$4,812	13%
Principal transactions	2,673	2,928	3,507	2,372	3,282	(9)	(19)	9,108	8,717	4
Lending- and deposit-related fees	374	387	388	400	402	(3)	(7)	1,149	1,181	(3)
Asset management, administration and commissions	1,041	1,068	1,052	1,000	968	(3)	8	3,161	3,062	3
All other income	187	258	177	242	183	(28)	2	622	927	(33)
Noninterest revenue	6,094	6,444	6,936	5,626	6,690	(5)	(9)	19,474	18,699	4
Net interest income	2,496	2,445	2,600	2,835	2,765	2	(10)	7,541	8,056	(6)
TOTAL NET REVENUE (a)	8,590	8,889	9,536	8,461	9,455	(3)	(9)	27,015	26,755	1

Provision for credit losses	(26)	(53)	(96)	(198)	67	51	NM	(175)	761	NM

NONINTEREST EXPENSE
Compensation expense	2,286	2,451	2,800	1,696	2,513	(7)	(9)	7,537	7,850	(4)
Noncompensation expense	2,482	2,390	2,321	2,476	2,421	4	3	7,193	6,970	3
TOTAL NONINTEREST EXPENSE	4,768	4,841	5,121	4,172	4,934	(2)	(3)	14,730	14,820	(1)

Income before income tax expense	3,848	4,101	4,511	4,487	4,454	(6)	(14)	12,460	11,174	12
Income tax expense	1,302	1,391	1,270	1,056	1,542	(6)	(16)	3,963	3,790	5
NET INCOME	$2,546	$2,710	$3,241	$3,431	$2,912	(6)	(13)	$8,497	$7,384	15

FINANCIAL RATIOS
ROE	13%	15%	18%	20%	17%			15%	14%
Overhead ratio	56	54	54	49	52			55	55
Compensation expense as a percent of total net revenue	27	28	29	20	27			28	29

REVENUE BY BUSINESS
Investment Banking	$1,705	$1,695	$1,651	$1,487	$1,740	1	(2)	$5,051	$4,463	13
Treasury Services	1,058	1,055	981	950	917	—	15	3,094	2,693	15
Lending	331	373	389	346	283	(11)	17	1,093	862	27
Total Banking	3,094	3,123	3,021	2,783	2,940	(1)	5	9,238	8,018	15
Fixed Income Markets	3,164	3,216	4,215	3,369	4,334	(2)	(27)	10,595	11,890	(11)
Equity Markets	1,363	1,586	1,606	1,150	1,414	(14)	(4)	4,555	4,590	(1)
Securities Services	1,007	982	916	887	916	3	10	2,905	2,704	7
Credit Adjustments & Other (b)	(38)	(18)	(222)	272	(149)	(111)	74	(278)	(447)	38
Total Markets & Investor Services	5,496	5,766	6,515	5,678	6,515	(5)	(16)	17,777	18,737	(5)
TOTAL NET REVENUE	$8,590	$8,889	$9,536	$8,461	$9,455	(3)	(9)	$27,015	$26,755	1

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $505 million, $554 million, $551 million, $591 million and $483 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and $1.6 billion and $1.5 billion for the nine months ended September 30, 2017 and 2016, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Assets	$851,808	$847,377	$840,304	$803,511	$825,933	1%	3%	$851,808	$825,933	3%
Loans:
Loans retained (a)	106,955	108,935	107,902	111,872	117,133	(2)	(9)	106,955	117,133	(9)
Loans held-for-sale and loans at fair value	3,514	7,168	6,477	3,781	4,184	(51)	(16)	3,514	4,184	(16)
Total loans	110,469	116,103	114,379	115,653	121,317	(5)	(9)	110,469	121,317	(9)
Core loans	110,133	115,764	114,003	115,243	120,885	(5)	(9)	110,133	120,885	(9)

Equity	70,000	70,000	70,000	64,000	64,000	—	9	70,000	64,000	9

SELECTED BALANCE SHEET DATA (average)
Assets	$858,912	$864,686	$838,017	$836,446	$811,217	(1)	6	$853,948	$808,228	6
Trading assets - debt and equity instruments	349,448	351,678	328,339	304,348	306,431	(1)	14	343,232	299,350	15
Trading assets - derivative receivables	55,875	54,937	58,948	65,675	63,829	2	(12)	56,575	62,619	(10)
Loans:
Loans retained (a)	107,829	110,011	108,389	112,987	110,941	(2)	(3)	108,741	110,442	(2)
Loans held-for-sale and loans at fair value	4,674	5,789	5,308	4,998	3,864	(19)	21	5,254	3,414	54
Total loans	112,503	115,800	113,697	117,985	114,805	(3)	(2)	113,995	113,856	—
Core loans	112,168	115,434	113,309	117,570	114,380	(3)	(2)	113,631	113,410	—

Equity	70,000	70,000	70,000	64,000	64,000	—	9	70,000	64,000	9

Headcount	50,641	49,228	48,700	48,748	49,176	3	3	50,641	49,176	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$20	$47	$(18)	$29	$3	(57)	NM	$49	$139	(65)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	437	462	308	467	614	(5)	(29)	437	614	(29)
Nonaccrual loans held-for-sale and loans at fair value	2	31	109	109	26	(94)	(92)	2	26	(92)
Total nonaccrual loans	439	493	417	576	640	(11)	(31)	439	640	(31)

Derivative receivables	164	170	179	223	232	(4)	(29)	164	232	(29)
Assets acquired in loan satisfactions	92	71	87	79	75	30	23	92	75	23
Total nonperforming assets	695	734	683	878	947	(5)	(27)	695	947	(27)
Allowance for credit losses:
Allowance for loan losses	1,253	1,298	1,346	1,420	1,611	(3)	(22)	1,253	1,611	(22)
Allowance for lending-related commitments	745	745	797	801	837	—	(11)	745	837	(11)
Total allowance for credit losses	1,998	2,043	2,143	2,221	2,448	(2)	(18)	1,998	2,448	(18)

Net charge-off/(recovery) rate (a)(d)	0.07%	0.17%	(0.07)%	0.10%	0.01%			0.06%	0.17%
Allowance for loan losses to period-end loans retained (a)	1.17	1.19	1.25	1.27	1.38			1.17	1.38
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.79	1.83	1.91	1.86	2.02			1.79	2.02
Allowance for loan losses to nonaccrual loans retained (a)(b)	287	281	437	304	262			287	262
Nonaccrual loans to total period-end loans	0.40	0.42	0.36	0.50	0.53			0.40	0.53

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $177 million, $164 million, $61 million, $113 million and $202 million were held against nonaccrual loans at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
BUSINESS METRICS
Advisory	$620	$503	$501	$517	$542	23%	14%	$1,624	$1,593	2%
Equity underwriting	293	367	394	299	370	(20)	(21)	1,054	860	23
Debt underwriting	906	933	917	796	943	(3)	(4)	2,756	2,359	17
Total investment banking fees	$1,819	$1,803	$1,812	$1,612	$1,855	1	(2)	$5,434	$4,812	13

Assets under custody (“AUC”) (period-end) (in billions)	$22,738	$22,134	$21,383	$20,520	$21,224	3	7	$22,738	$21,224	7

Client deposits and other third-party liabilities (average) (a)	421,588	404,920	391,716	390,793	381,542	4	10	406,184	371,417	9

Trade finance loans (period-end)	17,171	17,356	16,613	15,923	16,957	(1)	1	17,171	16,957	1

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$28	$28	$28	$40	$49	—	(43)
Foreign exchange	13	8	10	12	16	63	(19)
Equities	12	12	11	10	8	—	50
Commodities and other	6	8	8	9	9	(25)	(33)
Diversification benefit to CIB trading VaR (d)	(31)	(30)	(34)	(36)	(42)	(3)	26
CIB trading VaR (c)	28	26	23	35	40	8	(30)
Credit portfolio VaR (e)	5	9	10	12	13	(44)	(62)
Diversification benefit to CIB VaR (d)	(3)	(8)	(8)	(8)	(10)	63	70
CIB VaR	$30	$27	$25	$39	$43	11	(30)

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
As discussed in footnote (c) on page 3, the Firm refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. In the absence of this refinement, the average VaR for each of the following reported components would have been higher by the following amounts: CIB fixed income of $4 million, $6 million and $5 million, CIB trading VaR of $5 million, $5 million and $4 million, CIB VaR of $5 million, $6 million and $3 million for the three months ended September 30, 2017, June 30 2017 and March 31, 2017, respectively.

(c)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 118–120 of the 2016 Annual Report, and pages 72-74 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$223	$232	$235	$230	$228	(4)%	(2)%	$690	$687	—%
Asset management, administration and commissions	16	16	18	15	14	—	14	50	54	(7)
All other income (a)	353	335	346	355	336	5	5	1,034	979	6
Noninterest revenue	592	583	599	600	578	2	2	1,774	1,720	3
Net interest income	1,554	1,505	1,419	1,363	1,292	3	20	4,478	3,770	19
TOTAL NET REVENUE (b)	2,146	2,088	2,018	1,963	1,870	3	15	6,252	5,490	14

Provision for credit losses	(47)	(130)	(37)	124	(121)	64	61	(214)	158	NM

NONINTEREST EXPENSE
Compensation expense	370	365	371	333	343	1	8	1,106	999	11
Noncompensation expense	430	425	454	411	403	1	7	1,309	1,191	10
TOTAL NONINTEREST EXPENSE	800	790	825	744	746	1	7	2,415	2,190	10

Income before income tax expense	1,393	1,428	1,230	1,095	1,245	(2)	12	4,051	3,142	29
Income tax expense	512	526	431	408	467	(3)	10	1,469	1,172	25
NET INCOME	$881	$902	$799	$687	$778	(2)	13	$2,582	$1,970	31

Revenue by product
Lending	$1,030	$1,023	$992	$994	$956	1	8	$3,045	$2,801	9
Treasury services	873	854	796	730	693	2	26	2,523	2,067	22
Investment banking (c)	196	189	216	220	203	4	(3)	601	565	6
Other	47	22	14	19	18	114	161	83	57	46
Total Commercial Banking net revenue	$2,146	$2,088	$2,018	$1,963	$1,870	3	15	$6,252	$5,490	14

Investment banking revenue, gross (d)	$570	$524	$646	$608	$600	9	(5)	$1,740	$1,678	4

Revenue by client segment
Middle Market Banking (e)	$848	$839	$784	$753	$706	1	20	$2,471	$2,095	18
Corporate Client Banking (e)	688	662	666	645	622	4	11	2,016	1,784	13
Commercial Term Lending	367	364	367	355	350	1	5	1,098	1,053	4
Real Estate Banking	157	147	134	128	117	7	34	438	328	34
Other	86	76	67	82	75	13	15	229	230	—
Total Commercial Banking net revenue	$2,146	$2,088	$2,018	$1,963	$1,870	3	15	$6,252	$5,490	14

FINANCIAL RATIOS
ROE	17%	17%	15%	16%	18%			16%	15%
Overhead ratio	37	38	41	38	40			39	40

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $143 million, $131 million, $121 million, $134 million and $127 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and $395 million and $371 million for nine months ended September 30, 2017 and 2016, respectively.

(c)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Represents total Firm revenue from investment banking products sold to CB clients.

(e)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking in the second quarter of 2017. The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,064	$220,676	$217,348	$214,341	$212,189	—%	4%	$220,064	$212,189	4%
Loans:
Loans retained	201,463	197,912	194,538	188,261	185,609	2	9	201,463	185,609	9
Loans held-for-sale and loans at fair value	764	1,661	1,056	734	191	(54)	300	764	191	300
Total loans	$202,227	$199,573	$195,594	$188,995	$185,800	1	9	$202,227	$185,800	9
Core loans	201,999	199,319	195,296	188,673	185,354	1	9	201,999	185,354	9
Equity	20,000	20,000	20,000	16,000	16,000	—	25	20,000	16,000	25

Period-end loans by client segment
Middle Market Banking (a)	$56,192	$56,377	$55,113	$53,929	$53,581	—	5	$56,192	$53,581	5
Corporate Client Banking (a)	47,682	45,918	45,798	43,027	43,517	4	10	47,682	43,517	10
Commercial Term Lending	74,349	73,760	72,496	71,249	69,133	1	8	74,349	69,133	8
Real Estate Banking	17,127	16,726	15,846	14,722	13,905	2	23	17,127	13,905	23
Other	6,877	6,792	6,341	6,068	5,664	1	21	6,877	5,664	21
Total Commercial Banking loans	$202,227	$199,573	$195,594	$188,995	$185,800	1	9	$202,227	$185,800	9

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,196	$217,694	$213,784	$212,848	$208,765	—	5	$216,574	$205,748	5
Loans:
Loans retained	199,487	196,454	190,774	187,528	180,962	2	10	195,604	175,695	11
Loans held-for-sale and loans at fair value	675	1,402	717	1,342	517	(52)	31	931	516	80
Total loans	$200,162	$197,856	$191,491	$188,870	$181,479	1	10	$196,535	$176,211	12
Core loans	199,920	197,567	191,180	188,478	181,016	1	10	196,254	175,651	12
Client deposits and other third-party liabilities	176,218	173,214	176,780	180,036	173,696	2	1	175,402	172,502	2
Equity	20,000	20,000	20,000	16,000	16,000	—	25	20,000	16,000	25

Average loans by client segment
Middle Market Banking (a)	$55,782	$55,651	$54,267	$53,806	$52,646	—	6	$55,239	$51,716	7
Corporate Client Banking (a)	46,451	46,483	43,582	44,390	42,141	—	10	45,516	40,872	11
Commercial Term Lending	74,136	73,081	71,880	70,316	67,696	1	10	73,041	65,486	12
Real Estate Banking	16,936	16,139	15,525	14,452	13,382	5	27	16,205	12,597	29
Other	6,857	6,502	6,237	5,906	5,614	5	22	6,534	5,540	18
Total Commercial Banking loans	$200,162	$197,856	$191,491	$188,870	$181,479	1	10	$196,535	$176,211	12

Headcount	8,965	8,823	8,554	8,365	8,333	2	8	8,965	8,333	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$19	$8	$(10)	$53	$44	138	(57)	$17	$110	(85)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	744	819	929	1,149	1,212	(9)	(39)	744	1,212	(39)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	744	819	929	1,149	1,212	(9)	(39)	744	1,212	(39)

Assets acquired in loan satisfactions	3	4	11	1	1	(25)	200	3	1	200
Total nonperforming assets	747	823	940	1,150	1,213	(9)	(38)	747	1,213	(38)
Allowance for credit losses:
Allowance for loan losses	2,620	2,678	2,896	2,925	2,858	(2)	(8)	2,620	2,858	(8)
Allowance for lending-related commitments	323	331	251	248	244	(2)	32	323	244	32
Total allowance for credit losses	2,943	3,009	3,147	3,173	3,102	(2)	(5)	2,943	3,102	(5)

Net charge-off/(recovery) rate (c)	0.04%	0.02%	(0.02)%	0.11%	0.10%			0.01%	0.08%
Allowance for loan losses to period-end loans retained	1.30	1.35	1.49	1.55	1.54			1.30	1.54
Allowance for loan losses to nonaccrual loans retained (b)	352	327	312	255	236			352	236
Nonaccrual loans to period-end total loans	0.37	0.41	0.47	0.61	0.65			0.37	0.65

(a)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking in the second quarter of 2017. The prior period amounts have been revised to conform with the current period presentation.

(b)
Allowance for loan losses of $128 million, $112 million, $115 million, $155 million and $221 million was held against nonaccrual loans retained at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,240	$2,211	$2,105	$2,209	$2,087	1%	7%	$6,556	$6,205	6%
All other income	150	155	163	89	190	(3)	(21)	468	509	(8)
Noninterest revenue	2,390	2,366	2,268	2,298	2,277	1	5	7,024	6,714	5
Net interest income	855	846	819	789	770	1	11	2,520	2,244	12
TOTAL NET REVENUE	3,245	3,212	3,087	3,087	3,047	1	6	9,544	8,958	7

Provision for credit losses	8	4	18	(11)	32	100	(75)	30	37	(19)

NONINTEREST EXPENSE
Compensation expense	1,319	1,278	1,331	1,296	1,279	3	3	3,928	3,769	4
Noncompensation expense	862	914	1,249	879	851	(6)	1	3,025	2,534	19
TOTAL NONINTEREST EXPENSE	2,181	2,192	2,580	2,175	2,130	(1)	2	6,953	6,303	10

Income before income tax expense	1,056	1,016	489	923	885	4	19	2,561	2,618	(2)
Income tax expense	382	392	104	337	328	(3)	16	878	953	(8)
NET INCOME	$674	$624	$385	$586	$557	8	21	$1,683	$1,665	1

REVENUE BY LINE OF BUSINESS
Asset Management	$1,587	$1,561	$1,487	$1,550	$1,497	2	6	$4,635	$4,420	5
Wealth Management	1,658	1,651	1,600	1,537	1,550	—	7	4,909	4,538	8
TOTAL NET REVENUE	$3,245	$3,212	$3,087	$3,087	$3,047	1	6	$9,544	$8,958	7

FINANCIAL RATIOS
ROE	29%	27%	16%	25%	24%			24%	24%
Overhead ratio	67	68	84	70	70			73	70
Pretax margin ratio:
Asset Management	34	31	1	30	31			22	31
Wealth Management	32	33	30	30	27			31	27
Asset & Wealth Management	33	32	16	30	29			27	29

Headcount	22,685	22,289	22,196	21,082	21,142	2	7	22,685	21,142	7

Number of Wealth Management client advisors	2,581	2,452	2,480	2,504	2,560	5	1	2,581	2,560	1

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$149,170	$147,508	$141,049	$138,384	$137,295	1%	9%	$149,170	$137,295	9%
Loans	128,038	124,517	119,947	118,039	116,043	3	10	128,038	116,043	10
Core loans	128,038	124,517	119,947	118,039	116,043	3	10	128,038	116,043	10
Deposits	141,409	146,758	157,295	161,577	157,274	(4)	(10)	141,409	157,274	(10)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$146,388	$142,966	$138,178	$135,213	$134,920	2	8	$142,541	$132,090	8
Loans	125,445	122,173	118,310	115,063	114,201	3	10	122,002	112,142	9
Core loans	125,445	122,173	118,310	115,063	114,201	3	10	122,002	112,142	9
Deposits	144,496	150,786	158,810	158,335	153,121	(4)	(6)	151,311	151,656	—
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$5	$2	$3	$—	$5	150	—	$10	$16	(38)
Nonaccrual loans	337	400	379	390	372	(16)	(9)	337	372	(9)
Allowance for credit losses:
Allowance for loan losses	285	285	289	274	285	—	—	285	285	—
Allowance for lending-related commitments	10	10	4	4	5	—	100	10	5	100
Total allowance for credit losses	295	295	293	278	290	—	2	295	290	2
Net charge-off/(recovery) rate	0.02%	0.01%	0.01%	—%	0.02%			0.01%	0.02%
Allowance for loan losses to period-end loans	0.22	0.23	0.24	0.23	0.25			0.22	0.25
Allowance for loan losses to nonaccrual loans	85	71	76	70	77			85	77
Nonaccrual loans to period-end loans	0.26	0.32	0.32	0.33	0.32			0.26	0.32

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2017
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2017 Change
CLIENT ASSETS	2017	2017	2017	2016	2016	2017	2016	2017	2016	2016
Assets by asset class
Liquidity	$441	$434	$444	$436	$403	2%	9%	$441	$403	9%
Fixed income	461	440	432	420	437	5	5	461	437	5
Equity	405	390	378	351	357	4	13	405	357	13
Multi-asset and alternatives	638	612	587	564	575	4	11	638	575	11
TOTAL ASSETS UNDER MANAGEMENT	1,945	1,876	1,841	1,771	1,772	4	10	1,945	1,772	10
Custody/brokerage/administration/deposits	733	722	707	682	675	2	9	733	675	9
TOTAL CLIENT ASSETS	$2,678	$2,598	$2,548	$2,453	$2,447	3	9	$2,678	$2,447	9

Memo:
Alternatives client assets (a)	$161	$159	$157	$154	$157	1	3	$161	$157	3

Assets by client segment
Private Banking	$507	$488	$468	$435	$433	4	17	$507	$433	17
Institutional	921	889	889	869	862	4	7	921	862	7
Retail	517	499	484	467	477	4	8	517	477	8
TOTAL ASSETS UNDER MANAGEMENT	$1,945	$1,876	$1,841	$1,771	$1,772	4	10	$1,945	$1,772	10

Private Banking	$1,217	$1,188	$1,154	$1,098	$1,089	2	12	$1,217	$1,089	12
Institutional	941	909	908	886	879	4	7	941	879	7
Retail	520	501	486	469	479	4	9	520	479	9
TOTAL CLIENT ASSETS	$2,678	$2,598	$2,548	$2,453	$2,447	3	9	$2,678	$2,447	9

Assets under management rollforward
Beginning balance	$1,876	$1,841	$1,771	$1,772	$1,693			$1,771	$1,723
Net asset flows:
Liquidity	5	(7)	1	35	18			(1)	(11)
Fixed income	17	2	5	(6)	9			24	36
Equity	(5)	(3)	(4)	(12)	(7)			(12)	(17)
Multi-asset and alternatives	9	10	7	(3)	21			26	25
Market/performance/other impacts	43	33	61	(15)	38			137	16
Ending balance	$1,945	$1,876	$1,841	$1,771	$1,772			$1,945	$1,772

Client assets rollforward
Beginning balance	$2,598	$2,548	$2,453	$2,447	$2,344			$2,453	$2,350
Net asset flows	25	2	10	21	47			37	42
Market/performance/other impacts	55	48	85	(15)	56			188	55
Ending balance	$2,678	$2,598	$2,548	$2,453	$2,447			$2,678	$2,447

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q17 Change				2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17	3Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Principal transactions	$(2)	$148	$15	$27	$57	NM	NM	$161	$183	(12)%
Securities gains/(losses)	—	(34)	(3)	5	64	100	(100)	(37)	135	NM
All other income (a)	111	667	61	269	76	(83)	46	839	319	163
Noninterest revenue	109	781	73	301	197	(86)	(45)	963	637	51
Net interest income	77	23	(98)	(498)	(385)	235	NM	2	(927)	NM
TOTAL NET REVENUE (b)	186	804	(25)	(197)	(188)	(77)	NM	965	(290)	NM

Provision for credit losses	—	—	—	—	(1)	—	100	—	(4)	100

NONINTEREST EXPENSE (c)	74	183	98	439	143	(60)	(48)	355	23	NM
Income/(loss) before income tax expense/(benefit)	112	621	(123)	(636)	(330)	(82)	NM	610	(309)	NM
Income tax expense/(benefit)	34	51	(158)	(295)	(165)	(33)	NM	(73)	54	NM
NET INCOME/(LOSS)	$78	$570	$35	$(341)	$(165)	(86)	NM	$683	$(363)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	265	86	(7)	(256)	(211)	208	NM	344	(531)	NM
Other Corporate	(79)	718	(18)	59	23	NM	NM	621	241	158
TOTAL NET REVENUE	$186	$804	$(25)	$(197)	$(188)	(77)	NM	$965	$(290)	NM

NET INCOME/(LOSS)
Treasury and CIO	75	(14)	(67)	(197)	(208)	NM	NM	(6)	(518)	99
Other Corporate	3	584	102	(144)	43	(99)	(93)	689	155	345
TOTAL NET INCOME/(LOSS)	$78	$570	$35	$(341)	$(165)	(86)	NM	$683	$(363)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$804,573	$817,754	$822,819	$799,426	$824,336	(2)	(2)	$804,573	$824,336	(2)
Loans	1,614	1,696	1,483	1,592	1,738	(5)	(7)	1,614	1,738	(7)
Core loans (d)	1,614	1,696	1,480	1,589	1,735	(5)	(7)	1,614	1,735	(7)

Headcount	34,659	33,464	33,305	32,358	31,572	4	10	34,659	31,572	10

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$—	$(34)	$(15)	$(3)	$64	100%	(100)%	$(49)	$135	NM
AFS investment securities ( average)	212,633	225,053	234,841	227,960	219,042	(6)	(3)	224,094	226,533	(1)
HTM investment securities ( average)	47,034	48,232	49,362	50,883	52,774	(2)	(11)	48,201	51,518	(6)
Investment securities portfolio (average)	$259,667	$273,285	$284,203	$278,843	$271,816	(5)	(4)	$272,295	$278,051	(2)
AFS investment securities ( period-end)	214,257	213,291	230,617	236,670	217,196	—	(1)	214,257	217,196	(1)
HTM investment securities ( period-end)	47,079	47,761	48,913	50,168	52,011	(1)	(9)	47,079	52,011	(9)
Investment securities portfolio (period-end)	$261,336	$261,052	$279,530	$286,838	$269,207	—	(3)	$261,336	$269,207	(3)

(a)	Included revenue related to a legal settlement of $645 million for both the three months ended June 30, 2017 and the nine months ended September 30, 2017.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $216 million, $237 million, $228 million, $222 million, and $218 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively and $681 million and $663 million for the nine months ended September 30, 2017 and 2016, respectively.

(c)
Included legal expense/(benefit) of $(148) million, $16 million, $(228) million, $165 million and $(85) million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and $(360) million and $(550) million for the nine months ended September 30, 2017 and 2016, respectively.

(d)
Average core loans were $1.7 billion, $1.6 billion, $1.6 billion, $1.7 billion, and $1.8 billion for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and $1.6 billion and $1.9 billion for the nine months ended September 30, 2017 and 2016, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Sep 30, 2017
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2017	2017	2017	2016	2016	2017	2016
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$337,592	$332,051	$326,198	$328,727	$326,353	2%	3%
Loans - PCI	31,821	33,064	34,385	35,679	37,045	(4)	(14)
Total loans retained	369,413	365,115	360,583	364,406	363,398	1	2
Loans held-for-sale	188	256	6,472	238	398	(27)	(53)
Total consumer, excluding credit card loans	369,601	365,371	367,055	364,644	363,796	1	2

Credit card loans
Loans retained	141,200	140,035	134,917	141,711	133,346	1	6
Loans held-for-sale	113	106	99	105	89	7	27
Total credit card loans	141,313	140,141	135,016	141,816	133,435	1	6
Total consumer loans	510,914	505,512	502,071	506,460	497,231	1	3

Wholesale loans (b)
Loans retained	398,569	394,426	386,370	383,790	386,449	1	3
Loans held-for-sale and loans at fair value	4,278	8,829	7,533	4,515	4,374	(52)	(2)
Total wholesale loans	402,847	403,255	393,903	388,305	390,823	—	3

Total loans	913,761	908,767	895,974	894,765	888,054	1	3
Derivative receivables	58,260	56,506	56,063	64,078	65,579	3	(11)
Receivables from customers and other (c)	19,350	19,531	21,473	17,560	19,163	(1)	1
Total credit-related assets	991,371	984,804	973,510	976,403	972,796	1	2

Lending-related commitments
Consumer, excluding credit card	55,071	58,162	53,594	54,797	59,990	(5)	(8)
Credit card	574,641	576,264	577,096	553,891	549,634	—	5
Wholesale	372,380	366,498	364,520	368,014	368,987	2	1
Total lending-related commitments	1,002,092	1,000,924	995,210	976,702	978,611	—	2

Total credit exposure	$1,993,463	$1,985,728	$1,968,720	$1,953,105	$1,951,407	—	2

Memo: Total by category
Consumer exposure (d)	$1,140,758	$1,140,074	$1,132,889	$1,115,268	$1,106,980	—	3
Wholesale exposures (e)	852,705	845,654	835,831	837,837	844,427	1	1
Total credit exposure	$1,993,463	$1,985,728	$1,968,720	$1,953,105	$1,951,407	—	2

Note 1: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflect a write-down to the estimated fair value of the portfolio at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.
Note 2: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2017
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2017	2017	2017	2016	2016	2017	2016
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,161	$4,226	$4,549	$4,820	$4,961	(2)	(16)

Wholesale nonaccrual loans
Loans retained	1,470	1,634	1,571	1,954	2,151	(10)	(32)
Loans held-for-sale and loans at fair value	2	31	109	109	26	(94)	(92)
Total wholesale nonaccrual loans	1,472	1,665	1,680	2,063	2,177	(12)	(32)

Total nonaccrual loans	5,633	5,891	6,229	6,883	7,138	(4)	(21)

Derivative receivables	164	170	179	223	232	(4)	(29)
Assets acquired in loan satisfactions	357	371	418	429	409	(4)	(13)
Total nonperforming assets	6,154	6,432	6,826	7,535	7,779	(4)	(21)
Wholesale lending-related commitments (d)	764	750	882	506	503	2	52
Total nonperforming exposure	$6,918	$7,182	$7,708	$8,041	$8,282	(4)	(16)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.62%	0.65%	0.70%	0.77%	0.80%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.13	1.16	1.24	1.32	1.36
Total wholesale nonaccrual loans to total
wholesale loans	0.37	0.41	0.43	0.53	0.56

(a)
At September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $4.0 billion, $4.1 billion, $4.5 billion, $5.0 billion and $5.0 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $99 million, $105 million, $121 million, $142 million and $163 million, respectively. Student loans insured by U.S. government agencies under FFELP and 90 or more days past due were also excluded from nonperforming assets prior to sale of the student loan portfolio in the second quarter of 2017. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $3 million, $33 million, $156 million, $53 million and $53 million at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q17 Change					2017 Change
	3Q17	2Q17	1Q17		4Q16	3Q16	2Q17	3Q16	2017		2016	2016
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,363	$13,413	$13,776		$14,204	$14,227	—%	(6)%	$13,776		$13,555	2%
Net charge-offs:
Gross charge-offs	1,550	1,468	1,959		1,532	1,375	6	13	4,977		4,165	19
Gross recoveries	(285)	(264)	(305)		(252)	(254)	(8)	(12)	(854)		(753)	(13)
Net charge-offs (a)	1,265	1,204	1,654		1,280	1,121	5	13	4,123		3,412	21
Write-offs of PCI loans (b)	20	22	24		32	36	(9)	(44)	66		124	(47)
Provision for loan losses	1,460	1,175	1,316		896	1,132	24	29	3,951		4,184	(6)
Other	1	1	(1)		(12)	2	—	(50)	1		1	—
Ending balance	$13,539	$13,363	$13,413		$13,776	$14,204	1	(5)	$13,539		$14,204	(5)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,117	$1,077	$1,078		$1,100	$960	4	16	$1,078		$786	37
Provision for lending-related commitments	(8)	40	(1)		(32)	139	NM	NM	31		313	(90)
Other	—	—	—		10	1	—	(100)	—		1	(100)
Ending balance	$1,109	$1,117	$1,077		$1,078	$1,100	(1)	1	$1,109		$1,100	1

Total allowance for credit losses	$14,648	$14,480	$14,490		$14,854	$15,304	1	(4)	$14,648		$15,304	(4)

NET CHARGE-OFF/(RECOVERY) RATES (a)
Consumer retained, excluding credit card loans (c)	0.22%	0.12%	0.76%	(d)	0.31%	0.26%			0.37%	(d)	0.23%
Credit card retained loans	2.87	3.01	2.94		2.67	2.51			2.94		2.61
Total consumer retained loans	0.95	0.92	1.35	(d)	0.95	0.86			1.07	(d)	0.87
Wholesale retained loans	0.04	0.06	(0.03)		0.08	0.05			0.03		0.09
Total retained loans	0.56	0.54	0.76	(d)	0.58	0.51			0.62	(d)	0.53
Consumer retained loans, excluding credit card and
PCI loans	0.24	0.13	0.84	(d)	0.35	0.29			0.40	(d)	0.26
Consumer retained loans, excluding PCI loans	1.02	0.99	1.46	(d)	1.03	0.93			1.15	(d)	0.94
Total retained, excluding PCI loans	0.58	0.56	0.79	(d)	0.60	0.54			0.64	(d)	0.56

Memo: Average retained loans
Consumer retained, excluding credit card loans	$367,411	$362,551	$366,098		$364,857	$362,457	1	1	$365,359		$356,347	3
Credit card retained loans	141,061	138,032	137,112		136,085	132,626	2	6	138,749		129,401	7
Total average retained consumer loans	508,472	500,583	503,210		500,942	495,083	2	3	504,108		485,748	4
Wholesale retained loans	395,420	392,257	382,367		382,360	374,593	1	6	390,062		368,225	6
Total average retained loans	$903,892	$892,840	$885,577		$883,302	$869,676	1	4	$894,170		$853,973	5

Consumer retained, excluding credit card and
PCI loans	$334,987	$328,816	$331,057		$328,507	$324,741	2	3	$331,635		$317,301	5
Consumer retained, excluding PCI loans	476,048	466,848	468,169		464,592	457,367	2	4	470,384		446,702	5
Total retained, excluding PCI loans	871,465	859,102	850,533		846,949	831,956	1	5	860,443		814,923	6

Note: During the second quarter of 2017, the Firm refined its loss estimates on the wholesale portfolio by incorporating the use of internal historical data versus external credit rating agency default statistics to estimate probability of default. In addition, an adjustment to the modeled loss estimates for wholesale lending-related commitments was incorporated similar to the adjustment applied for wholesale loans. The impacts of these refinements were not material to the allowance for credit losses.

(a)
Net charge-offs and net charge-off rates for the three and nine months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(b)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(c)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(d)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the three months ended March 31, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.24%; Total consumer retained loans would have been 0.98%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.27%; Total consumer retained loans excluding PCI loans would have been 1.05%; and Total retained, excluding PCI loans would have been 0.57%. For the nine months ended September 30, 2017, the net charge-off rate for Consumer retained, excluding credit card loans would have been 0.20%; Total consumer retained loans would have been 0.95%; Total retained loans would have been 0.55%; Consumer retained, excluding credit card loans and PCI loans would have been 0.22%; Total consumer retained loans excluding PCI loans would have been 1.02%; and Total retained, excluding PCI loans would have been 0.57%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2017
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2017	2017	2017	2016	2016	2017	2016
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$271	$296	$300	$308	$352	(8)%	(23)%
Formula-based	2,266	2,239	2,339	2,579	2,667	1	(15)
PCI	2,245	2,265	2,287	2,311	2,618	(1)	(14)
Total consumer, excluding credit card	4,782	4,800	4,926	5,198	5,637	—	(15)
Credit card
Asset-specific (a)(b)	376	370	373	358	363	2	4
Formula-based	4,308	4,014	3,661	3,676	3,521	7	22
Total credit card	4,684	4,384	4,034	4,034	3,884	7	21
Total consumer	9,466	9,184	8,960	9,232	9,521	3	(1)
Wholesale
Asset-specific (a)	363	345	249	342	490	5	(26)
Formula-based	3,710	3,834	4,204	4,202	4,193	(3)	(12)
Total wholesale	4,073	4,179	4,453	4,544	4,683	(3)	(13)
Total allowance for loan losses	13,539	13,363	13,413	13,776	14,204	1	(5)
Allowance for lending-related commitments	1,109	1,117	1,077	1,078	1,100	(1)	1
Total allowance for credit losses	$14,648	$14,480	$14,490	$14,854	$15,304	1	(4)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.29%	1.31%	1.37%	1.43%	1.55%
Credit card allowance to total credit card retained loans	3.32	3.13	2.99	2.85	2.91
Wholesale allowance to total wholesale retained loans	1.02	1.06	1.15	1.18	1.21
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.12	1.17	1.27	1.30	1.33
Total allowance to total retained loans	1.49	1.49	1.52	1.55	1.61
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	115	114	112	109	115
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	157	154	157	145	146
Wholesale allowance to wholesale retained nonaccrual loans	277	256	283	233	218
Total allowance to total retained nonaccrual loans	241	229	225	205	201

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.75	0.76	0.81	0.88	0.93
Total allowance to total retained loans	1.29	1.28	1.31	1.34	1.37
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	61	60	60	61	62
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	117	115	119	111	109
Total allowance to total retained nonaccrual loans	201	190	187	171	164

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.